UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
Ironclad Performance Wear Corporation,		
a Nevada corporation,	Case Number:	1:17-bk-12409-MB
	Operating Report Number:	1
Debtor(s).	For the Month Ending:	Sep-17

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS — N/A

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS — N/A

3. BEGINNING BALANCE:

4. RECEIPTS DURING CURRENT PERIOD:

Accounts Receivable - Post-filing		N/A
Accounts Receivable - Pre-filing		N/A
General Sales		
Other (Specify)		
**Other (Specify)		

TOTAL RECEIPTS THIS PERIOD: N/A

5. BALANCE: N/A

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	N/A
Disbursements (from page 2)	N/A

TOTAL DISBURSEMENTS THIS PERIOD:*** N/A

7. ENDING BALANCE: N/A

8. General Account Number(s): None - all operations conducted by Ironclad California

Depository Name & Location: N/A

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date: ____________ Balance on Statement: ____________

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments: ____________

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

N/A

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	N/A
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	N/A
3. BEGINNING BALANCE:	N/A
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	N/A
5. BALANCE:	N/A
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	N/A
7. ENDING BALANCE:	N/A

8. Disbursements Account Number(s): N/A

Depository Name & Location: N/A

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date: ____________ Balance on Statement: ____________

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments: ____________

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	N/A
	Disburesments Account:	N/A
	Tax Account:	
*Other Accounts:		
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 0.00

Petty Cash Transactions:

Date	Purpose	Amount
	None	

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
1920 Hutton Court	Monthly	8,644.97	0	0.00
Payment made by Ironclad California, which is the operating entity				
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: ____________

Total Wages Paid: ____________

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding			
State Withholding			
FICA- Employer's Share			
FICA- Employee's Share			
Federal Unemployment			
Sales and Use			
Real Property			
Other: See Ironclad California's monthly operating report.			
TOTAL:			

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

See Ironclad California's monthly operating report

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less			
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:			

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	See Schedule of Insurance			
Worker's Compensation				
Casualty				
Vehicle				
Others:				

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
N/A					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Matthew Pliskin	9/25/2017	$18,000 per month plus travel exp	13,500.00
Louis Geoffrey Greulich	9/25/2017	$35,000 per month plus travel exp	26,250.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
N/A			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY) (Reflects Ironclad California's operations)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Gross Sales/Revenue	1,540,339.00	
Less: Returns/Discounts	324,260.00	
Net Sales/Revenue	1,216,079.00	0.00
Cost of Goods Sold:		
Cost of Good Sold	693,959.39	
Cost of Good Sold - Freight	22,063.00	
Cost of Goods Sold (COGS)	716,022.39	0.00
Gross Profit	500,056.62	0.00
Other Operating Income (Itemize)		
Operating Expenses:		
Payroll - Insiders	46,285.40	
Payroll - Other Employees	253,712.20	
Payroll Taxes	10,181.50	
Other Taxes (Itemize)		
Depreciation and Amortization	14,343.00	
Rent Expense - Real Property	8,645.00	
Lease Expense - Personal Property	1,124.90	
Insurance	6,883.10	
Real Property Taxes	350.00	
Telephone and Utilities	7,313.60	
Repairs and Maintenance	879.90	
Travel and Entertainment (Itemize)	59,136.00	
Miscellaneous Operating Expenses (Itemize)	221,861.52	
Total Operating Expenses	630,716.12	0.00
Net Gain/(Loss) from Operations	(130,659.51)	0.00
Non-Operating Income:		
Interest Income	(26.60)	
Net Gain on Sale of Assets (Itemize)	0.00	
Other (Itemize)		
Total Non-Operating income	(26.60)	0.00
Non-Operating Expenses:		
Interest Expense	37,097.90	
Legal and Professional (Itemize)	376,209.78	
Other (Itemize)		
Total Non-Operating Expenses	413,307.68	0.00
NET INCOME/(LOSS)	(543,993.79)	0.00

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY) (Reflects Ironclad California's operations)

ASSETS	Current Month End	
Current Assets:		
Unrestricted Cash	1,203,113.00	
Restricted Cash		
Accounts Receivable	3,696,371.00	
Inventory	6,033,667.00	
Notes Receivable	359,837.00	
Prepaid Expenses	962,930.00	
Other (Itemize)	0.00	
Total Current Assets		12,255,918.00
Property, Plant, and Equipment	920,922.00	
Accumulated Depreciation/Depletion	(515,845.00)	
Net Property, Plant, and Equipment		405,077.00
Other Assets (Net of Amortization):		
Due from Insiders	0.00	
Other (Itemize)	963,979.00	
Total Other Assets		963,979.00
TOTAL ASSETS		13,624,974.00
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	0.00	
Taxes Payable		
Notes Payable		
Professional fees	373,547.78	
Secured Debt	502,222.00	
Other (Itemize)		
Total Post-petition Liabilities		875,769.78
Pre-petition Liabilities:		
Secured Liabilities	3,410,217.00	
Priority Liabilities	2,735.10	
Unsecured Liabilities	4,786,029.74	
Other (Itemize)		
Total Pre-petition Liabilities		8,198,981.84
TOTAL LIABILITIES		9,074,751.62
EQUITY:		
Pre-petition Owners' Equity	4,925,463.17	
Post-petition Profit/(Loss)	(543,993.79)	
Direct Charges to Equity	0.00	
TOTAL EQUITY		4,381,469.38
TOTAL LIABILITIES & EQUITY		13,456,221.00

Other Assets	
Trade-X Barter Credits	702860
Deposits and other	37923
Trademarks, Net	220196
Organization Costs	3000
	963979

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

3. State what progress was made during the reporting period toward filing a plan of reorganization
   Auction is scheduled for October 30, 2017

4. Describe potential future developments which may have a significant impact on the case:
   Positive or negative dealings with current customers

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

I, Matthew Pliskin,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/29/2017 — Date

Matthew Pliskin — Principal for debtor-in-possession

ironclad®

Schedule of Insurance

As of: May 11, 2017

Line of Coverage	Carrier	Policy Number	Effective Dates		Limits
					Sublimits:
				$ 75,000	Accounts Receivable
				$ 75,000	Building Components
				$ 75,000	Electronic Data Processing Property
				$ 75,000	Fine Arts
				$ 75,000	Personal Property
				$ 75,000	Valuable Papers
				$ 500,000	Debris Removal - Described Premises
				$ 50,000	Debris Removal - Any Other Location
				$ 50,000	Debris Removal - in Transit
				$ 50,000	Deferred Payments
				$ 75,000	Exhibition, Fair or Trade Show-EDP Property
				$ 75,000	Exhibition, Fair or Trade Show-Fine Arts
				$ 75,000	Exhibition, Fair or Trade Show-Personal Property
				$ 250,000	Extra Expense
				$ 50,000	Fungus, Clean-Up and Removal
				$ 50,000	Installation - Any Job Site
				$ 50,000	Installation - In Transit
				$ 50,000	In Transit
				$ 25,000	Loss of Master Key
				$ 25,000	Loss Prevention Expenses
				$ 25,000	Mobile Communition Property (> 1,000 ft from Premises)
				$ 25,000	Money & Securities
				$ 50,000	Pollutant Clean-Up or Removal
				$ 25,000	Processing Water
					Newly Acquired Premises:
				$ 5,000,000	Building
				$ 2,500,000	Personal Property
				$ 100,000	Personal Property at Exisiting Premises
				$ 2,500,000	Electronic Data Processing Equipment
				$ 250,000	Electronic Data
				$ 250,000	Communication Property
				$ 50,000	Fine Arts
					Business Income Coverages
				$ 50,000	Any Other Location
				$ 25,000	Contractual Penalties
				$ 250,000	Dependent Business Premises
				$ 25,000	Exhibition, Fair or Trade Show

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ironclad®

Schedule of Insurance

As of: May 11, 2017

Line of Coverage	Carrier	Policy Number	Effective Dates		Limits	
				$	25,000	Preparation of Loss Fees
				$	50,000	Ingress & Egress
				$	25,000	Loss of Utilities
				$	25,000	Pollutant Clean-Up or Removal
				$	250,000	Newly Acquired Premises:
						Deductibles:
				$	1,000	All Perils Except:
					24 Hours	Business Income
				$	100,000	Earthquake
				$	3,500	Mobile Communition Property
***Refer to policy/binder for additional coverage**						
Umbrella Premium: $9,413	Federal Insurance Co.(Chubb)	7989-15-39	3/1/17-18	$	10,000,000	Excess Coverage Other Aggregate Limit
				$	10,000,000	Umbrella Coverages Aggregate Limit
				$	10,000,000	Products/Completed Operations Aggregate Limit
				$	10,000,000	Advertising Injury and Personal Injury Aggregate Limit
				$	10,000,000	Each Occurrence Limit

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Schedule of Insurance

As of: May 11, 2017

Line of Coverage	Carrier	Policy Number	Effective Dates	Limits	
International Commerical Insurance	Great Northern Ins. Co.	9947-81-06	3/1/17-18	**General Liability**	
Premium: $2,500	(Chubb)			$ 2,000,000	General Aggregate
				$ 1,000,000	Products/Completed Operations
				$ 1,000,000	Personal & Advertising Injury
				$ 1,000,000	Each Occurrence
				$ 1,000,000	Premises Damage
				$ 10,000	Medical Expense
				Employee Benefit Programs or Omissions	
				$ 1,000,000	Aggregate
				$ 1,000,000	Each Claim
				Product Withdrawal Expense	
				$ 20,000	Each Defect
				$ 20,000	Aggretate
				Auto(Excess & DIC)	
				$ 1,000,000	Bodily Injury & Property damage Limit
				$ 10,000	Automobile Medical Payments Limit
				Workers Compensation	
					International Executive Employees-State of Hire Benefits
					International Employees
				Employers Liability	
				$ 1,000,000	Bodily Injury by Accident, Each Accident
				$ 1,000,000	Bodily Injury by Disease, Each Employee
				$ 1,000,000	Bodily Injury by Disease, Policy Limit
				Crime	
				$ 5,000	Employee Theft
				$ 5,000	Depositor's Forgery
				$ 1,000	Deductible
				Property	
				$ 1,000,000	Personal Property
				$ 50,000	Business Income/Gross Profits with Extra Expense
				$ 2,500,000	Neighbors and Tenants Liability
				$ 25,000	Electronic Data Processing Equipment
				$ 10,000	Mobile Communication Property
				$ 100,000	Misc. Personal Property/Unnamed Locations
				$ 100,000	Personal Property in Transit
				Kidnap/Ransom Extortion	
				$ 100,000	Liability Limit

Empower Results®

ironclad®

Schedule of Insurance

As of: May 11, 2017

Line of Coverage	Carrier	Policy Number	Effective Dates		Limits	
				$	500	Deductible
						Deductibles
				$	1,000	All covered perils
				$	3,500	Mobile Communication Property
***Refer to policy/binder for additional coverage**						
Primary D&O	QBE Insurance Corporation	QPL0109727	5/11/17-6/1/18	$	500,000	Security-holder Derivative Demand Investigation Limit
Premimum: $38,088				$	5,000,000	Aggregate Limit of Liability
						Rententions:
				$	100,000	Insuring Clause B - Claims other than Securities Claims
				$	250,000	Insuring Clause B&C - Securities Claims only
				$	500,000	Insuring Clause B&C - Merger Objection Claim
Excess D & O	Federal Insurance Company(Chubb)	8242-7446	5/11/17-6/1/18	$	5,000,000	Limit of Liability Each Loss
Premium: $24,746				$	5,000,000	Aggregate Limit of Liability
Crime	QBE Insurance Corporation	QPL0113292	5/11/17-6/1/18	$	1,000,000	Combined Maximum Aggregate Limit
				$	1,000,000	Employee Theft
				$	1,000,000	In Transit
Premium: $6,348				$	1,000,000	Inside the Premises
				$	1,000,000	Forgery and Alteration
				$	1,000,000	Computer Fraud
				$	1,000,000	Funds Transfer Fraud Coverage
				$	1,000,000	Credit Card Fraud
				$	1,000,000	Money Orders and Counterfit Currency Fraud
				$	1,000,000	Client Coverage
						Retention:
				$	25,000	All above coverage parts
						Sub-limits:
				$	50,000	Expense Limit
				$	100,000	Computer Fraud Expense Limit
				$	25,000	Information Reproduction Limit
Kidnap and Ransom	Federal Insurance Company (Chubb)	6801-7256	5/11/17-20	$	1,000,000	Kidnapping and Extortion coverage-Insuring Clause 1
				$	1,000,000	Custody Coverage-Insuring Clause 2

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IRONCLAD®

Schedule of Insurance

As of: May 11, 2017

Line of Coverage	Carrier	Policy Number	Effective Dates		Limits	
Premium: $3,381				$	1,000,000	Expense Coverage-Insuring Clause 3
				$	1,000,000	Sublimit for Recall Expenses
				$	50,000	Sublimit for Rest and Rahabilitation Expenses
						Accidental Loss Coverage-Insuring clause 4
				$	250,000	Loss of Life Benefit
				$	1,250,000	Event Benefit Amount
					25%	Mutilation(Percentage of Loss of Life Benefit)
					50%	Accidental Loss other than Mutilation or Loss of Life
				$	1,000,000	Legal Liability Costs Coverage-Insuring Clause 5
Marine Cargo	Liberty Mutual	CHOM10627901	3/1/17-18	$	4,000,000	Any one Vessel
				$	400,000	On Deck (Subject to an "On Deck" Bill of Lading)
Premium: $5,500				$	4,000,000	Any one Aircraft
				$	5,000	Overnight Express Carrier
				$	1,000	Mail/Parcel Post
				$	400,000	Domestic Transit
				$	400,000	Owned/Leased Vehicle
						Deductibles:
				$	2,500	Per Occurrence - Ocean Cargo
				$	2,500	Per Occurrence - Domestic Transit

Proprietary Information: *Data provided on this page is proprietary between Aon and Ironclad Performance Wear Corp.*

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